Exhibit 10.11

OPTION AGREEMENT
     选 择 权 协 议
This Option Agreement (this “Agreement”) is entered into, as of ______________, in Harbin, China between Harbin Mege Union Beauty Management Co., Ltd, a wholly foreign-owned enterprise, incorporated under the laws of China, located at  No. 389 Han Shui Rd, Nan Gang Ji Zhong District, Harbin Development Zone, Harbin, China (“Party A”), and ___________________, established under the laws of the China (“Party B”), with a registered address at _______________________, and each of the shareholders/owners of Party B listed on the signature pages hereto (collectively, the “Party C”),  Party A, Party B and Party C are referred to collectively in this Agreement as the “Parties.”
本选择权协议（“本协议”） 由按中国法设立的法定住址为中国哈尔滨开发区南岗集中区汉水路389号的外商独资企业哈尔滨美联美容管理有限公司（“甲方”），与按中国法设立的法定地址为                        （“乙方”）,以及列明于签字页上的乙方股东/所有人（“丙方”）协商一致，于2007年8月3日在哈尔滨签订。甲方,乙方和丙方总称为“各方”。

RECITALS
 说     明

1.	Party A is a wholly foreign-owned limited company duly incorporated under law of China which has the expertise in the business of beauty industry and its management;
1.	甲方为依中国法在中国设立的外商独资企业，专业开展美容及和其管理业务;

2.	Party B is a business entity in Harbin, China, and is engaged in the beauty industry, hairdressing, swimming and gym service (the “Business”);
2.	乙方是一家注册于哈尔滨的商业实体，主要从事健身，游泳，美容、美发（“业务”）；

3.	Party C is the shareholders/owners of Party B. Party C has the ownership of [100%] equity interest in Party B.(each, an “Equity Interest” and collectively the “Equity Interest”);

OPTION AGREEMENT (GYM)

3.	丙方是乙方的股东/所有人。丙方拥有乙方100%股权(每人拥有一份股权，合称“总股权”);

4.	A series agreements such as the Consulting Services Agreement (the “Service Agreement”) have been entered into the Parties on ______________;
4.	系列协议，如咨询顾问服务协议（“服务协议”）等一系列协议已于2007 年8月3日签订;

5.	An Equity Pledge Agreement (the “Equity Pledge Agreement”) has been entered into by the Parties as of on ______________;
5.	股权抵押协议已于2007 年8月3日签订;

6.	The Parties are entering into this Option Agreement in conjunction with the Pledge Agreement, Consulting Services Agreement and related agreements.
6.	各方连同股权抵押协议、咨询顾问服务协议和其他相关协议一起讨论签订该选择权协议。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:
签订协议各方必须遵守如下条款：

1.	Purchase and Sale of Equity Interest
1.	购买和出售股权

1.1
Grant of Rights.  Party C (hereafter collectively the “Transferor”) hereby irrevocably grants to Party A an option to purchase or cause any person designated by Party A (“Designated Persons”) to purchase, to the extent permitted under PRC Law, according to the steps determined by Party A, at the price specified in Section 1.3 of this Agreement, at any time from the Transferor a portion or all of the equity interests held by Transferor in Party B (the “Option”). No Option shall be granted to any third party other than Party A and/or the Designated Persons. Party B hereby agrees to the granting of the Option by Party C to Party A and/or the Designated Persons.  The “person” set forth in this clause and this Agreement means an individual person, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

OPTION AGREEMENT (GYM)

1.1	授权。丙方（以下称”转让方”）在此授予甲方或者甲方指定的任何人员购买选择权。该选择权在中国法律允许的范围内根据甲方制订的步骤和本协议1.3条中规定的价格可以从转让方购入乙方出让人部分或全部的股权（”选择权”）。除甲方和甲方指定的人员之外，该选择权不准授予第三方。乙方同意丙方授予甲方或甲方指定的人员购买选择权。在该条款中的个人指法定意义上的个人、集团、合资企业、合伙企业、企业、信托基金或者其他非公司组织。

1.2
Exercise of Rights.  According to the stipulations of PRC laws and regulation, Party A and/or the Designated Persons may exercise Option by issuing a written notice (the “Notice”) to the Transferor and specifying the equity interest purchased from Transferor (the “Purchased Equity Interest”) and the manner of purchase.

1.2	权利的履行。根据中华人民共和国法律法规规定，甲方或甲方指定的人员可以通过向转让方发布一个书面的通知并且指明从转让方所购入的股权数量和购买方式来履行该选择权。

1.3	Purchase Price.
1.3	购买价格

1.3.1
For Party A to exercise the Option, the purchase price of the Purchased Equity Interest (“Purchase Price”) shall be equal to the original paid-in price of the Purchased Equity Interest by the Transferor, unless the applicable PRC laws and regulations require appraisal of the equity interests or stipulate other restrictions on the purchase price of equity interests.

1.3.1	在甲方履行选择权时，已购股权的购买价格必须等于原先转让方购买股权的价格，除非适用的中华人民共和国法律法规要求评估股权价格或者规定对股权购买价格的限制。

OPTION AGREEMENT (GYM)

1.3.2
If the applicable PRC laws require appraisal of the equity interests or stipulates other restrictions on the purchase price of the Equity Interest at the time that Party A exercise the Option, the Parties agree that the Purchase Price shall be set at the lowest price permissible under the applicable laws.

1.3.2	如果适用的中华人民共和国法律在甲方履行选择权时要求评估股权价格或者规定对股权购买价格的限制，各方同意购买价格设定为所适用法律可允许的最低价格。

1.4	Transfer of the Purchased Equity Interest. Up[on each exercise of the Option rights under this Agreement:
1.4	已购股权的转让。在协议范围内每次履行该选择权时：

1.4.1
The Transferor shall ask Party C to convene a shareholders/owners’ meeting. During the meeting, the resolutions shall be proposed, approving the transfer of the appropriate Equity Interest to Party A and/or the Designated Persons;

1.4.1	出让方要求丙方召集股东/所有人会议。在会议中提出解决方法，允许将适当的股权转让给甲方或者甲方指定的人员；

1.4.2
The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest purchase agreement in a form reasonably acceptable to Party A, with Party A and/or the Designated Persons (as applicable);

1.4.2	转让必须在本协议条款允许以及已购股权的相关注意事项下进行，在甲方可接受的合理形式下讨论股权购买协议，甲方或者甲方指定人员必须在场（可适用）。

1.4.3
The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest, transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Persons, and cause Party A and/or the Designated Persons to be the registered owner of the Purchased Equity Interest.  In this clause and this Agreement, “Security Interest” means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements, however, it does not include any security interest created under the Equity Pledge Agreement.

OPTION AGREEMENT (GYM)

1.4.3	相关各方必须在没有任何担保物权的情况下采取所有必要行动履行其余全部必备合同、协议或者文件，获得所有政府批文，向甲方或甲方指定的人员出让有效已购股权，促成甲方或甲方指定人员成为已购股权的登记拥有者。在该条款中，“担保物权”指的是抵押贷款、抵押品、第三方的权利或利益，任何股权的购买权利，收购权，优先取舍权，终止权，所有权扣留或者其他保密措施，但是，不包括任何在股权抵押协议下所产生的担保物权。

1.5
Payment.  The payment of the Purchase Price shall be determined by the consultation of Party A and/or the Designated Persons with the Transferor according to the applicable laws at the time of exercise of the Option.

1.5	支付方式。 股权购买支付方式必须由甲方或甲方指定人员和出让方根据履行选择权时所适用的法律协商决定。

2.	Promises Relating Equity Interest.
2.	与股权相关的承诺。

2.1	Promises Related to Party B. Party B, Party C hereby promise:
2.1	与乙方相关的承诺。 乙方，丙方在此作出以下承诺：

2.1.1
Without prior written consent by Party A, not, in any form, to supplement, change or renew the Articles of Association of Party B, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;

2.1.1	未经甲方事先书面同意，不能以任何形式补充、更改或更新乙方条款，增加或减少公司的注册资本或者以任何形式更改注册资本的结构。

OPTION AGREEMENT (GYM)

2.1.2
According to customary fiduciary standards applicable to managers with respect to corporations and their shareholders/owners, to maintain the existence of the corporation, prudently and effectively operate the business;

2.1.2	根据适用于公司经理和他们的股东/所有人的客户受托信义标准维持公司的生存，稳定有效地开展业务；

2.1.3
Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of Party B, or encumber or approve any encumbrance or imposition of any security interest on Party A’s assets;

2.1.3	未经甲方事先书面同意，在履行本协议时不能以任何形式出售、转让、抵押或处理乙方任何资产、合法商业利润或收入，阻碍、默许阻碍或是强迫接受甲方财产的担保物权；

2.1.4
Without prior written notice by Party A, not issue or provide any guarantee or permit the existence of any debt, other than (i) the debt arising from normal or daily business but not from borrowing; and (ii) the debt disclosed to Party A and obtained the written consent from Party A;

2.1.4	未经甲方事先的书面公告，不发布和提供任何形式的存在债务保证和允诺。I)日常业务中非借贷引起的债务除外；II)甲方透露的债务或者获得甲方书面允许透露的债务除外。

2.1.5
To normally operate all business to maintain the asset value of Party B, without taking any action or failing to take any action that would result in a material adverse effect on the business or asset value of Party B;

2.1.5	规范运做所有业务以维持乙方资产价值，不损害乙方业务或资产价值。

2.1.6
Without prior written consent by Party A, not to enter into any material agreement, other than agreements in the ordinary course of business (for purposes of this paragraph, if the amount of the Agreement involves an amount that exceeds a hundred thousand Yuan (RMB 100,000) the agreement shall be deemed material);

OPTION AGREEMENT (GYM)

2.1.6	未经甲方事先书面同意，不讨论任何实质性协定，用于正常商业目的除外（该段中，如果协议金额超过100,000人民币，该协议被视为实质性协议）。

2.1.7	Without prior written consent by Party A, not to provide loan or credit loan to any others;
2.1.7	未经甲方事先书面同意，不向他人或组织提供任何贷款或信用借款。

2.1.8	Upon the request of Party A, to provide all materials of operation and finance relevant to Party B;
2.1.8	根据甲方要求，向乙方提供所有业务和财务相关材料。

2.1.9
Purchases and holds the insurance from the insurance company accepted by Party A, the insurance amount and category shall be the same with those held by the companies in the same industry or field, operating the similar business and owning the similar properties and assets as Party B;

2.1.9	购买并保存甲方认可的保险公司所提供的保险，保险金额和种类必须与同行业经营相同业务以及资产与乙方相当的公司所持有的保险相同。

2.1.10	Without prior written consent by Party A, not to merge or associate with any person, or acquire or invest in any person;
2.1.10	未经甲方事先书面同意，不进行任何合并、合作、收购或投资。

2.1.11	To notify Party A of the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party B;
2.1.11	向甲方通告已发生或可能发生的与乙方资产、业务和收入相关的诉讼、仲裁或行政程序。

OPTION AGREEMENT (GYM)

2.1.12
In order to keep the ownership of Party B to all its assets, to execute all requisite or appropriate documents, take all requisite or appropriate actions, and pursue all appropriate claims, or make requisite or appropriate pleas for all claims;

2.1.12	执行所有适当必要的文件，采取所有适当必要的措施，寻求所有适当的索赔或寻找一切必要合理的索赔借口来保障乙方所有资产的拥有权。

2.1.13
Without prior written notice by Party A, not to assign equity interests to shareholders/owners in any form; however, Party A shall distribute all or part of its distributable profits to their own shareholders/owners upon request by Party A;

2.1.13	未经甲方事先书面允许，不以任何形式向股东/所有人派发股息；但是，甲方必须在甲方的要求下将其所能够分配的所有或部分利润分配给股东/所有人；

2.1.14	According to the request of Party A, to appoint any person designated by Party A to be the directors of Party B.
2.1.14	根据甲方的要求，指派甲方指定的人员担任乙方主管。

2.2	Promises Related to Transferor. Party C hereby promise:
2.2	出让方的承诺。丙方在此作出如下承诺：

2.2.1
Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of the Transferor subject to Equity Pledge Agreement;

2.2.1	未经甲方事先书面同意，在履行该协议时，不得以任何其他形式出售、转让、抵押或处理任何合法得益的股息，允许附加担保物权。出让方抵押股息根据股权抵押协议规定的除外；

2.2.2
Without the prior written notice by Party A, not to decide or support or execute any shareholder resolution at any shareholder meeting of Party B that approves any sale, transfer, mortgage or dispose of any legitimate or beneficial interest of equity interest, or allows any other security interest set on it, other than the pledge on the equity interests of Transferor pursuant to Equity Pledge Agreement;

OPTION AGREEMENT (GYM)

2.2.2	未经甲方事先书面公告，不定夺、支持或履行任何乙方股东/所有人会议所作出的允许出售、转让、抵押或处理任何合法得益的股息，允许附加担保物权的股东/所有人决议。出让方抵押股息根据股权抵押协议规定的除外；

2.2.3
Without prior written notice by Party A, the Parties shall not agree or support or execute any shareholders/owners resolution at any shareholder meeting of Party B that approves Party B’s merger or association with any person, acquisition of any person or investment in any person;

2.2.3	未经甲方事先书面同意，各方不得同意、支持或履行在乙方股东/所有人会议作出的关于允许乙方合并、合作、收购或投资的决议；

2.2.4	To notify Party A the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by them;
2.2.4	向甲方通告所拥有股权已发生或可能发生的相关的诉讼、仲裁或行政程序；

2.2.5	To cause the Board of Directors of Party B to approve the transfer of the Purchased Equity Interest subject to this Agreement;
2.2.5	促使乙方董事会根据本协议允许已购股权的转让；

2.2.6
In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, conduct all requisite or appropriate actions, and make all requisite or appropriate claims, or make requisite or appropriate defend against fall claims of compensation;

2.2.6	执行所有适当必要的文件，采取所有适当必要的措施，寻求所有适当的索赔或寻找必要合适的途径避免补偿性索赔以保障自身所拥有的股权；

2.2.7	Upon the request of Party A, to appoint any person designated by Party A to be the directors of Party B;

OPTION AGREEMENT (GYM)

2.2.7	根据甲方的要求，指派甲方指定的人员担任乙方主管；

2.2.8
Upon the request of Party A at any time, to transfer its Equity Interest immediately to the representative designated by Party A unconditionally at any time and abandon its prior right of first refusal of such equity interest transferring to another available shareholder;

2.2.8	任何时候甲方提出要求，必须在任何时候无条件将所持股权转让给甲方指定代表并且放弃自身向其它股东/所有人转让股权的优先取舍权；

2.2.9
To prudently comply with the provisions of this Agreement and other Agreements entered into collectively or respectively by the Transferor, Party B and Party A and perform all obligations under these Agreements, without taking any action or any nonfeasance that sufficiently affects the validity and enforceability of these Agreements;

2.2.9	为了切实遵守本协议规定以及其他与之相关或独立的出让方协议，乙方和甲方必须履行所有协议中的义务，不得懈怠执行或采取任何足以影响这些协议合法性和有效性的行为；

3.
Representations and Warranties.  As of the execution date of this Agreement and every transferring date, Party B, Party C hereby represent and warrant collectively and respectively to Party A as follows:

3.	声明和担保。 每当履行该协议或每个转让日期，乙方和丙方在此单独或联合向甲方作如下声明和担保：

3.1
It has the power and ability to enter into and deliver this Agreement, and any equity interest transferring Agreement (“Transferring Agreement,” respectively) having it as a party, for every single transfer of the Purchased Equity Interest according to this Agreement, and to perform its obligations under this Agreement and any Transferring Agreement.  Upon execution, this Agreement and the Transferring Agreements having it as a party will constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

OPTION AGREEMENT (GYM)

3.1	根据该协议的每次已购股权的转让，甲方有权利和能力讨论和发表该协议，任何股权转让协议（单指转让协议）必须将甲方包括在内，并且在该协议或其他转让协议条件下履行其义务。在履行过程中，该协议或其他转让协议会将甲方包括在内并根据协议条款制定一个合法、有效、可行的绑定义务。

3.2
The execution, delivery of this Agreement and any Transferring Agreement and performance of the obligations under this Agreement and any Transferring Agreement will not: (i) cause to violate any relevant laws and regulations of PRC; (ii) constitute a conflict with its Articles of Association or other organizational documents; (iii) cause to breach any Agreement or instruments to which it is a party or having binding obligation on it, or constitute the breach under any Agreement or instruments to which it is a party or having binding obligation on it; (iv) cause to violate relevant authorization of any consent or approval to it and/or any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

3.2	该协议或其他转让协议的履行和发布以及义务的履行不得： a) 违反任何中华人民共和国的法律、法规； b) 制定违反共同协议的条款或其他组织文件； c) 致使受约束协议方或承担义务方违反相关协议或文件，或者构成协议或文件促使协议方或承担义务方违反相关协议或文件； d) 违反任何同意或批准的授权和/或和危害其持续有效的条件； e) 延迟、取消此协议的执行和通过，或者产生附加条件。

3.3	The shares of Party B are transferable, and Party B has not permitted or caused any security interest to be imposed upon the shares of Party B.
3.3	乙方的股份可转让，但乙方不得将担保物权强加于乙方所持的股份。

3.4	Party B does not have any unpaid debt, other than (i) debt arising from its normal business; and (ii) debt disclosed to Party A and obtained by written consent of Party A;

OPTION AGREEMENT (GYM)

3.4	乙方没有任何负债，（1）由此正常业务产生的债务除外；（2）向甲方公示的、经甲方书面允诺而获得的债务除外

3.5	Party B has complied with all PRC laws and regulations applicable to the acquisition of assets and securities in connection with this Agreement;
3.5	乙方遵守所有中国与此协议相关、有关获得资产和有价债券的法律和规定。

3.6
No litigation, arbitration or administrative procedure relevant to the Equity Interests and assets of Party B or Party B itself is in process or to be settled and the Parties have no knowledge of any pending or threatened claim;

3.7	不得有任何与乙方的股权、资产或乙方自身相关的起诉、仲裁或行政程序正在进行或即将被解决等情况的出现，或协议各方不了解乙方存在某些未决或有威胁的索赔的情况出现。

3.7	The Transferor bears the fair and salable ownership of its Equity Interest free of encumbrances of any kind, other than the security interest pursuant to the Equity Pledge Agreement.
3.7	转让人接受任何形式合理、可销售、可自由转让的股权，根据股权转让协议的担保物权除外。

4.	Assignment of Agreement
4.	协议项下权利义务的转让

4.1	Party B and Party C shall not transfer their rights and obligations under this Agreement to any third party without the prior written consent of the Party A.
4.1	未经甲方事先书面允许，乙方、丙方不得向第三方转让他们的权利和义务。

OPTION AGREEMENT (GYM)

4.2
Party B and Party C hereby agrees that Party A shall be able to transfer all of its rights and obligation under this Agreement to any third party with its needs, and such transfer shall only be subject to a written notice sent to Party B, Party C by Party A, and no any further consent from Party B and Party C will be required.

4.2	乙方、丙方同意甲方可以根据自身需要向第三方转让其所有权利和义务。但只有当甲方向乙方、丙方送达通知书才可转让，并且不需要乙方、丙方的进一步许可。

5.	Effective Date and Term
5.	有效日期和期限

5.1	This Agreement shall be effective as of the date first set forth above.
5.1	此协议有效期至上述签订的有效日期。

5.2
The term of this Agreement is ten (10) years unless the early termination in accordance with this Agreement or other terms of the relevant agreements stipulated by the Parties. This Agreement may be extended according to the written consent of Party A before the expiration of this Agreement. The term of extension will be decided unanimously through mutual agreement of the Parties.

5.2	除非各方提前终止协议或签订相关协议重新规定期限，此协议的期限为十年。在协议到期前，由甲方书面同意可以延长协议期限。延长的期限由各方相互签约协商决定。

5.3
If Party A or Party B terminates by the expiration of its operating period (including any extended period) or other causes in the term set forth in Section 5.2, this Agreement shall be terminated simultaneously, except Party A has transferred its rights and obligations in accordance with Section 4.2 of this Agreement.

5.3	如果甲方和乙方由于协议执行期（包括延长期）到期或者是在5.2中的其他原因退出，此协议将被同时终止；甲方在此之前已根据协议的4.2将其权利和义务转让的情况除外。

6.	Applicable Law and Dispute Resolution
6.	适用法律和争议的解决

OPTION AGREEMENT (GYM)

6.1	Applicable Law. The execution, validity, construing and performance of this Agreement and the resolution of disputes under this Agreement shall be governed by the laws of PRC.
6.1	适用法律。此协议的可执行性、有效期、解释和执行以及争端的解决均以中华人民共和国的法律为指导。

6.2
Dispute Resolution.  The parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules.  Arbitration shall take place in Shanghai and the proceedings shall be conducted in Chinese. Any resulting arbitration award shall be final conclusive and binding upon both parties.

6.2	争议的解决。各方应当友好磋商解决在此协议的解释和执行过程中所引发的争议。如果在争议引发生30天内不能达成一致意见，各方可以将此问题提交中国国际经济贸易仲裁委员会根据其制定的规定受理。仲裁将在上海进行，所有程序以中文进行。任何仲裁将成为最终的结果，各方应当一并承担。

7.
Taxes and Expenses.  Each Party shall, according to the PRC laws, bear any and all registering taxes, costs and expenses for equity transfer arising from the preparation and execution of this Agreement and all Transferring Agreements, and the completion of the transactions under this Agreement and all Transferring Agreements.

7.	税收和花费。根据中国法律，各方应承担所有在此协议和其他股权转让协议下股权转让的准备、执行和完成交易过程中所产生的注册税，成本以及花费。

8.
Notices.  Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the internationally recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

OPTION AGREEMENT (GYM)

8.
通知。任何一方发出的、与此协议相关的通知或信息都应当用中文和英文书写，并以以下方式：专人、使用挂号信件、已付邮资的信件，急件送信服务，传真发送到相关各方的地址、本页下方的地址、各方的其他地址或各方特定的其他地址。通知适时送达的日期应当遵循如下原则：（1）个人递送的通知的日期即应在送达之时；（2）用邮件递送的通知的日期在用已付邮资的空运挂号信件送出当天（以邮戳为准）后的第十天，或者用国际公认的急件送信服务机构递送日期后的第四天；（3）用传真发送的通知的接收日期即相关文件上递送确认书显示的日期。

Party A 甲方:	Harbin Mege Union Beauty Management Ltd. 哈尔滨美联美容管理有限公司
Address: No. 389 Han Shui Rd, Nan Gang Ji Zhong District, Harbin Development Zone, Harbin, China. 地址：中国哈尔滨开发区南岗集中区汉水路389号
Attn: 联系人：
Fax: 传真
Tel: 电话：

OPTION AGREEMENT (GYM)

Party B: 乙方
Address: 地址：
Attn: 联系人
Fax: 传真
Tel: 电话

9.
Confidentiality.  The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

9.	保密条款。各方之间应当认识到任何与此文件相关的口头或书面资料都是保密的，应当确保所有这样的文件的机密性。未经其他三方的书面允许，任何一方不得向第三方提供相关的资料。但下述资料不应被甲、乙、丙三方认为是保密资料：

a.	The materials that is known or may be known by the general public (but not include the materials disclosed by each party receiving the materials);
a	公众获悉或者可能被公众获悉的资料（但不包括各方收到资料后公布的）；

b.	The materials required to be disclosed subject to the applicable laws or the rules or provisions of stock exchange; or
b.	由股票交易市场相关的法律、制度、规则规定应当公开的资料；

OPTION AGREEMENT (GYM)

c.
The materials disclosed by each Party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section.  The disclosure of the confidential materials by staff or employed institution of any Party shall be deemed as the disclosure of such materials by such Party, and such Party shall bear the liabilities for breaching the contract. This clause shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

c.	各方向其法律顾问或财务顾问提供的、与该协议相关的资料，该法律顾问或财务顾问应当遵守此章节提出的保密条款。任何一方的员工或者受雇的机构披露机密资料将被视为该方泄密的行为，并且该方将承担相应的违约责任。无论此协议是否有效，或者由于某些原因修改、废除、终止此协议，此条条款始终有效。

10.
Further Warranties.  The Parties agree to promptly execute documents reasonably required to perform the provisions and the aim of this Agreement or documents beneficial to it, and to take actions reasonably required to perform the provisions and the aim of this Agreement or actions beneficial to it.

10.	担保条款。各方允诺应立即执行对本协议规定实现有益的文件中的合理要求。并采取对本协议规定实现有益的的措施。

11.	Miscellaneous.
11.	其他条款。

11.1	Amendment, Modification and Supplement. Any amendment and supplement to this Agreement shall only be effective is made by the Parties in writing.
11.1	协议的改善、修正和补充。任何对协议的改善和补充必须由各方书面签定才能生效。

11.2
Entire Agreement.  Notwithstanding the Article 5 of this Agreement, the Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supercede and replace all prior or contemporaneous agreements and understandings in verb or/and in writing.

OPTION AGREEMENT (GYM)

11.2	协议的完整性。协议的第5款除外，各方应当认识到该协议阐述了各方关于协议所述问题所达成的一致。该协议取代任何先前和同时期所有的口头或书面协议。

11.3
Severability.  If any provision of this Agreement is judged as invalid or non-enforceable according to relevant Laws, the provision shall be deemed invalid only within the applicable laws and regulations of the PRC, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through fairly consultation, replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring the similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

11.3	协议的可分性。如果根据相关法律任何该协议的规定失效或者不可实施，则该规定只有在适用的中华人民共和国法律和法规范围内失效，但是其他条款的有效性、合法性和可执行性不会受到任何影响和削弱。各方需通过合理的协商，通过使用产生相同经济效益的其他有效规定来取代这些无效、不合法或不可实施的规定。

11.4
Headings.  The headings contained in this Agreement are for the convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Agreement.

11.4	标题。此协议所含的标题仅供参考的方便，不会影响协议中的阐述、解释或条款的含义。

11.5	Language and Copies. This Agreement has been executed in English in four (4) duplicate originals; each Party holds one (1) original and each duplicate original shall have the same legal effect.
11.5	语言和副本。此协议由英文起草，一式四份，各方各执一份，具同等法律效力。

11.6	Successor. This Agreement shall bind and benefit the successor of each Party and the transferee allowed by each Party.
11.6	继承。此协议将约束各方的承继人，并惠及各方承继者或各方认可的承让方。

OPTION AGREEMENT (GYM)

11.7
Survival.  Any obligation taking place or at term hereof prior to the end or termination ahead of the end of this Agreement shall continue in force and effect notwithstanding the occurrence of the end or termination ahead of the end of the Agreement. Article 6, Article 8, Article 9 and Section 11.7 hereof shall continue in force and effect after the termination of this Agreement.

11.7	效力。在协议到期前停止协议或终止协议，各方应当继续履行义务。在终止条约后，第6、8、9章节和11.7条款仍然有效。

11.8
Waiver.  Any Party may waive the terms and conditions of this Agreement in writing with the signature of the Parties. Any waiver by a Party to the breach by other Parties within certain situation shall not be construed as a waiver to any similar breach by other Parties within other situations.

11.8	弃权。各方书面签字同意后，一方可以放弃协议规定的条款。某种情况下当事人一方对其他方违约不能视作在其他情况下对其他方违约的弃权者处理。

[SIGNATURE PAGE FOLLOWS]

OPTION AGREEMENT (GYM)

[SIGNATURE PAGE]
签字页

IN WITNESS WHEREOF, the parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.
特此证明，此协议由其授权代表签署，从签字之日起生效。

PARTY A: 甲方：	Harbin Mege Union Beauty Management Ltd. 哈尔滨美联美容管理有限公司

Legal/Authorized Representative: ____________________ 法定代表人/或被授权人(签字)： Name: LIU Tong 姓名: 刘佟 Title: ___________________________________________ 职务

PARTY B: 乙方：
Legal/Authorized Representative: ____________________ 法定代表人/或被授权人（签字）： Name: 姓名: Title: ___________________________________________ 职务

OPTION AGREEMENT (GYM)

PARTY C:
丙方：

_________________________________
By:

(PRC ID Card No.: )
中华人民共和国身份证号：

_________________________________ By: (PRC ID Card No.: ) 中华人民共和国身份证号：

OPTION AGREEMENT (GYM)	21